Supplement dated February 3, 1998 to the
                 Prospectus for the Pilgrim America Elite Series
                             Dated November 1, 1997


Change to Investment Management Fee paid by Pilgrim America High Yield Fund

     On February 2, 1998, the Board of Directors of Pilgrim America Investment Funds, Inc. (the "Company") approved an Amendment to the Investment Management Agreement between the Company, on behalf of the Fund, and Pilgrim America Investments, Inc. ("PAII") that changes the investment management fee paid by the Pilgrim America High Yield Fund ("High Yield Fund") to a fee at an annual rate of .60% of the average daily net assets of the Fund. No change has been made to the investment management fee for the Pilgrim America MagnaCap Fund or the Pilgrim Government Securities Income Fund.

     The new fee for the High Yield Fund is subject to approval by the shareholders of the Fund, and will become effective on April 17, 1998 if approved. A shareholder meeting to vote on the Amendment is scheduled for April 16, 1998. Shareholders of record on February 18, 1998 will be entitled to vote at the meeting.

     If approved by shareholders, the new fee of .60% of the average daily net assets of the Fund will replace the fee for the Fund as described on pages 4 and 24 of the Prospectus. All other terms of the Investment Management Agreement as described in the Prospectus will remain the same.